UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2022

Grayscale® Digital Large Cap Fund LLC

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	000-56284	98-1406784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments, LLC 290 Harbor Drive, 4th Floor
Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Grayscale Digital Large Cap Fund LLC Shares	GDLC	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 11, 2022, CoinDesk Indices, Inc. (the “Reference Rate Provider”) announced a change to the Constituent Exchanges used to calculate the Digital Asset Reference Rate for certain Fund Components of Grayscale Digital Large Cap Fund LLC (the “Fund”).

The Fund values each Fund Component it holds for operational purposes by reference to a “Digital Asset Reference Rate.” The Digital Asset Reference Rate for each Fund Component at any time is the Indicative Price for such Fund Component as of 4:00 p.m., New York time, on the most recent business day. The “Indicative Price” is a volume weighted average price in U.S. dollars of a digital asset for the immediately preceding 60-minute period derived from data collected from Digital Asset Exchanges trading such Fund Component (each, a “Constituent Exchange”) selected by the Reference Rate Provider.

Prior to the changes announced on November 11, 2022, the Constituent Exchanges used to calculate the Indicative Price for each respective Fund Component were as follows:

•
Bitcoin (“BTC”): Coinbase Pro, Binance.US, and LMAX Digital
•
Ethereum (“ETH”): Coinbase Pro, Kraken, and FTX.US
•
Cardano (“ADA”): Binance.US, Coinbase Pro, and Kraken
•
Solana (“SOL”): Coinbase Pro, FTX.US, and Kraken
•
Avalanche (“AVAX”): Binance.US, Coinbase Pro, and FTX.US
•
Polygon (“MATIC”): Binance.US, Coinbase Pro, Kraken

Effective November 11, 2022, the Reference Rate Provider removed FTX.US as a Constituent Exchange used to calculate the Indicative Price for ETH, SOL, and AVAX due to the exchange’s announcement that trading may be halted which would impact the exchange’s ability to reliably publish trade prices and volumes on a real-time basis through APIs. As a result, the Reference Rate Provider added LMAX Digital as a Constituent Exchange used to calculate the Indicative Price for ETH, Binance.US as a Constituent Exchange used to calculate the Indicative Price for SOL, and Kraken as a Constituent Exchange used to calculate the Indicative Price for AVAX. As of the date of this current report, the Constituent Exchanges used to calculate the Indicative Price for each respective Fund Component were as follows:

•
BTC: Coinbase Pro, Binance.US, and LMAX Digital
•
ETH: Coinbase Pro, Kraken, and LMAX Digital
•
ADA: Binance.US, Coinbase Pro, and Kraken
•
SOL: Coinbase Pro, Binance.US, and Kraken
•
AVAX: Binance.US, Coinbase Pro, and Kraken
•
MATIC: Binance.US, Coinbase Pro, Kraken

The Reference Rate Provider may change the trading venues that are used to calculate a Digital Asset Reference Rate or otherwise change the way in which a Digital Asset Reference Rate is calculated at any time. For example, the Reference Rate Provider has scheduled quarterly reviews in which it may add or remove Constituent Exchanges that satisfy or fail the criteria described in “Overview of the Digital Asset Industry and Market—Fund Component Value—Digital Asset Reference Rates” in the Fund’s Annual Report on Form 10-K for the year ended June 30, 2022, as filed with the Securities and Exchange Commission on September 1, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments, LLC as Manager of Grayscale Digital Large Cap Fund LLC

Date:	November 16, 2022	By:	/s/ Michael Sonnenshein
Michael Sonnenshein Chief Executive Officer